SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  April 1, 2004
                            ------------------------
                Date of Report (Date of earliest event reported)

                       AMERICAN REAL ESTATE PARTNERS, L.P.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

  DELAWARE                         1-9516                   13-3398766
   ----------------              --------                 ---------------
(State of Organization)        (Commission File Number)  (IRS Employer
                                                          Identification Number)

                             100 SOUTH BEDFORD ROAD
                               MT. KISCO, NY 10549
                     ---------------------------------------
         (Address of Registrant's Principal Executive Office (Zip Code)

                                 (914) 242-7700
                               ------------------
              (Registrant's telephone number, including area code)

                               ------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On April 1, 2004, American Real Estate Partners, L.P. (the "Company") received a letter from KPMG LLP ("KPMG") stating that the client-auditor relationship between the Company and KPMG has ceased.

     None of KPMG's reports on the Company's consolidated financial statements for the past two years contained an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles.

     The audit committee (the "Audit Committee") of the Board of Directors of the Company's general partner, American Property Investors, Inc., is in the process of considering prospective replacement auditors.

     During the two most recent fiscal years and the interim period preceding receipt of KPMG's letter, there were no (i) disagreements with KMPG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its report or (ii) "reportable events" as such term is used in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

     The Company has provided KPMG with a copy of the foregoing disclosures. Attached as Exhibit 16 to this Form 8-K is a copy of KPMG's letter, dated April 6, 2004.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         16. Letter from KPMG dated April 6, 2004 in accordance with Item 304(a)(3) of Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      AMERICAN REAL ESTATE PARTNERS, L.P.
                         (Registrant)

                      By:     American Property Investors, Inc., General Partner



                      By:  /s/ Martin Hirsch
                             Executive Vice President

Dated:  April 6, 2004

                                                                    Exhibit 16




April 6, 2004


Securities and Exchange Commission
Washington, D.C.  20549


Ladies and Gentlemen:

     We were previously principal accountants for American Real Estate Partners, L.P. (the Company) and, under the date of March 12, 2004, we reported on the consolidated financial statements of the Company as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003. On April 1, 2004, we advised the Company that we declined to stand for reelection. We have read the Company's statements included under Item 4 of its Form 8-K dated April 6, 2004, and we agree with such statements, except that we are not in a position to agree or disagree with the Company's statement that the Board of Directors is in the process of considering replacement auditors.

Very truly yours,

/s/ KPMG LLP